UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2017

Asia Equity Exchange Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2603, 26/F, COFCO Tower

262 Gloucester Road, Causeway Bay, Hong Kong

(Address of Principal Executive Offices)

+852-2845 2281

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Tao Peng

On July 14, 2017, Mr. Tao Peng notified Asia Equity Exchange Group, Inc. (the “Company”) of his resignation from the board of directors and the position as Chief Technical Officer of the Company effective immediately. Mr. Peng’s decision to resign did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Yue Ming as a member of the board of directors

On July 14, 2017, the Board appointed Ms. Yue Ming to fill the vacancy of the board of directors created by the resignation of Mr. Tao Peng, effective immediately.

The biographical information of Ms. Ming was set forth in the Company’s Current Report of Form 8-K, filed on March 24, 2017 and is set forth again below.

Ms. Ming, age 30, has more than 8 years corporate finance and accounting experience. She has served as our Chief Financial Officer since March 24, 2017. From January 20, 2017 to March 23, 2017, she acted as the Company’s Treasurer. From December 1, 2014 to March 23, 2017, she acted as the Company’s internal accountant. Prior to joining the Company, Ms. Ming was employed for more than 4 years by Shenzhen Yamuna Science and Technology Co., Ltd., an international trade company, most recently as finance manager from April 12, 2010 to November 30, 2014. Ms. Ming started her accounting career at Shenzhen Hui Tian Accounting Firm on July 1, 2009 after she graduated from Central China Normal University where she majored in international trade.

There is no family relationship that exists between Ms. Ming and any directors or executive officers of the Company. In addition, there are no arrangements or understandings between Ms. Ming and any other persons pursuant to which she was selected as a director of the Board and there are no transactions between the Company and Ms. Ming that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA EQUITY EXCHANGE GROUP, INC.

Date: July 14, 2017	By:	/s/ Jun Liu
	Name:	Jun Liu
	Title:	Chief Executive Officer